Accrued Expenses And Other Current Liabilities	12 Months Ended
Dec. 31, 2013
Accrued Expenses And Other Current Liabilities [Abstract]
Accrued Expenses And Other Current Liabilities

9. ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

Accrued expenses and other current liabilities as of December 31, 2013 and 2012 consisted of the following:

	December 31,
	2013	2012
	(in thousands)
Payroll, bonus and vacation expense	$ 3,573	$ 4,086
Non-income taxes	2,750	3,318
Royalty expenses	2,001	2,536
Accrued interest	760	671
Health claims	1,036	1,479
Workers’ compensation & pneumoconiosis	1,190	1,784
Deferred revenues	3,592	2,788
Accrued insured litigation claims	2,579	2,783
Other	3,086	2,733
Total	$ 20,567	$ 22,178

The $2.6 million and $2.8 million accrued for insured litigation claims as of December 31, 2013 and 2012, respectively, consists of probable and estimable litigation claims that are the primary obligation of the Partnership. This amount is also due from the Partnership’s insurance providers and is included in Accounts receivable, net of allowance for doubtful accounts on the Partnership’s consolidated statements of financial position. The Partnership presents this amount on a gross asset and liability basis as a right of setoff does not exist per the accounting guidance in ASC Topic 210. This presentation has no impact on the Partnership’s results of operations or cash flows.